UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2004

SOUTHWEST BANCORPORATION OF TEXAS, INC.

(Exact name of registrant as specified in charter)

Texas	000-22007	76-0519693
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4400 POST OAK PARKWAY
HOUSTON, TEXAS		77027
(Address of Principal Executive Offices)		(Zip Code)

(713) 235-8800
(Registrant’s Telephone Number, Including Area Code)

Item 7 (c). Exhibits.

     Exhibit 99.1 Presentation given January 27, 2004.

Item 9. Regulation FD Disclosure and Item 12. Results of Operations and Financial Condition.

     On January 27, 2004, Southwest Bancorporation of Texas, Inc. presented information regarding the fourth quarter operational results and information regarding the merger with Lone Star Bank to investors at the Smith Barney Citigroup Financial Services Conference. The presentation is filed as Exhibit 99.1 to this Current Report on Form 8-K. The foregoing description is qualified by reference to such exhibit. This information is being furnished pursuant to Item 9 and pursuant to Item 12 of Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST BANCORPORATION OF TEXAS, INC

Dated: January 28, 2004.	By:	/s/ LAURENCE L. LEHMAN III

Laurence L. Lehman III
Controller

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INDEX TO EXHIBITS

Exhibit	Description

99.1	Presentation given January 27, 2004.

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